U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) .................................... December 17, 2009

AURA SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-17249 (Commission file number)	95-4106894 (I.R.S. Employer Identification Number)

1310 E. Grand Avenue, El Segundo, California 90245
(Address of principal executive offices)

(310)-643-5300
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 17, 2009, Aura Systems, Inc. (the “Company”) issued a press release reporting the issuance of a Letter to Stockholders by Melvin Gagerman, Chairman and CEO. A copy of the press release dated December 17, 2009, is included as Exhibit 9.1 and a copy of the Letter to Stockholders is included as Exhibit 9.2.

Item 9.01.   Exhibits

9.1	Press Release dated December 17, 2009
9.2	Letter to Stockholders dated December 17, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

AURA SYSTEMS, INC. (Registrant)

Date: December 17, 2009	/s/ Melvin Gagerman
Melvin Gagerman
Chairman and Chief Financial Officer